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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                          ---------------------------
                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           January 3, 2000
                                                     -------------------------

                          GOLD BANC CORPORATION, INC.

             (Exact name of registrant as specified in its charter)

           KANSAS                      0-28936              48-1008593
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(State or other jurisdiction    (Commission File Number)   (IRS Employer
       of incorporation)                                 Identification No.)

11301 Nall Avenue, Leawood, Kansas                             66211
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:        (913) 451-8050
                                                           --------------
                                None
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         (Former name or former address, if changed since last report)
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Item 5. Other Events.

     Gold Banc Corporation, Inc. (the "Company") completed three acquisitions in March 2000 as discussed in footnote #5 of the Company's 10-Q for the nine-month period ended September 30, 2000 (which is incorporated herein by reference).
All three business combinations were accounted for as a pooling-of-interests transaction for accounting and financial reporting purposes.

     As a result, the Company's quarterly reports for the periods ended March 31, 2000, June 30, 2000 and September 30, 2000 included restated 1999 quarterly income statements for the three month periods ended March 31, 1999, June 30, 1999 and September 30, 1999, respectively, to reflect the effects of the three pooling-of-interests acquisitions completed in the first quarter of 2000.

     Attached as Exhibit 99 to this report are the previously reported quarterly income statements for the first, second and third quarters of 2000, (including the restated 1999 quarterly income statements for the first, second and third quarters of 1999) and, in addition, the restated income statement for the three months ended December 31, 1999 to reflect the pooling-of-interests, all in chronological order. The Company's quarterly results for three months ended December 31, 2000 will be reported in the Company's annual report on Form 10-K.

     The Company has included the previously reported restated income statements in this report to allow for an easier comparison of the results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 3, 2000.

                              Gold Banc Corporation, Inc.

                              By:/s/ Keith E. Bouchey
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                                 Keith E. Bouchey, Corporate Secretary



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